Exhibit 10.10

                                                                  EXECUTION COPY

                         LOAN AND STOCK PLEDGE AGREEMENT

      THIS LOAN AND STOCK PLEDGE AGREEMENT (the "Agreement"), entered into as of June 29, 2005, between NEXITY FINANCIAL CORPORATION, a Delaware corporation (the "Borrower"), and FLAG BANK, a Georgia banking corporation (the "Lender").

      On the date hereof the Borrower is borrowing the principal amount of $7,000,000 from the Lender (the "Loan"), which will be evidenced by the Note. The Lender is willing to make the Loan to the Borrower on the terms and conditions described below. The Borrower and Lender agree that the payment and performance of all obligations relating to the Loan will be secured through the pledge to the Lender of all the issued and outstanding shares of capital stock owned or hereafter acquired by the Borrower (the "Stock") in Nexity Bank, having its main office at 3500 Blue Lake Drive, Suite 330, Birmingham, Alabama 35243 (the "Bank"). Certain capitalized terms used in this Agreement are defined in
Section 22 of this Agreement.

      In   consideration   of  the  premises  and  the  mutual   agreements  and
representations in this Agreement, the Lender and the Borrower agree as follows:

      1. Security Interest.
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      (a) The Borrower hereby  unconditionally  grants and assigns to the Lender and its successors and assigns a continuing security interest in and security title to the Stock. The Borrower hereby delivers to the Lender all of its right, title and interest in and to the Stock, together with certificates representing the Stock and stock powers endorsed in blank, as security for (i) all obligations of the Borrower to the Lender hereunder, and (ii) payment and performance of all obligations of the Borrower to the Lender under the Note, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due. If the Borrower receives, for any reason whatsoever, any additional shares of the capital stock of the Bank, such shares shall thereupon constitute Stock to be held by the Lender under the terms of this Agreement and the Borrower shall immediately deliver such shares to the Lender, together with stock powers endorsed in blank by the Borrower. Beneficial ownership of the Stock, including all voting, consensual and dividend rights, shall remain in the Borrower until the occurrence of a Default.

      (b) If, prior to repayment in full of the Loan, the aggregate book value of the Stock becomes less than $28,500,000 the Borrower shall promptly deliver to the Lender on demand additional collateral of a type and value acceptable to the Lender (and the Lender's reasonable judgment in valuing same shall be conclusive) so that the sum of the value of such additional collateral plus the aggregate book value of the Stock is equal to or in excess of $28,500,000. The Borrower shall also execute any security documents the Lender may request to evidence and perfect the Lender's rights in such additional collateral. If at any time such additional collateral is no longer required pursuant to this
Section 1(b), the Lender promptly shall release its security interest in such additional collateral upon the request of the Borrower because the $28,500,000 threshold discussed above is exceeded.

      2. Representations and Warranties. The Borrower represents and warrants to the Lender as follows:

            (a) The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is qualified to do business in all jurisdictions where such qualification is necessary. The Borrower is registered as a bank holding company with the Board of Governors of the Federal Reserve System. The chief executive office of the Borrower and the principal place of business of the Borrower where the records of the Borrower are kept are located at 3500 Blue Lake Drive, Suite 330, Birmingham, Alabama 35243, and the Borrower's U.S. employer identification number is 63-1222937.

            (b) The Bank is a commercial bank duly organized, validly existing, and in good standing under the laws of the State of Alabama. The Borrower owns all of the Stock (consisting of 513 shares) and there are no other outstanding shares of capital stock and no outstanding options, warrants or other rights which can be converted into shares of capital stock of the Bank. The Bank has all requisite corporate power and authority and possesses all material licenses, permits and authorizations necessary for it to own its properties and conduct its business as presently conducted.

            (c) Each financial statement of the Borrower or any Subsidiary which has been delivered to the Lender presents fairly the financial condition of the Borrower or such Subsidiary as of the date indicated therein and the results of its operations for the periods shown therein. There has been no material adverse change, either existing or, to Borrower's knowledge, threatened, in the financial condition or operations of the Borrower or any Subsidiary since the date of such most recent financial statement.

            (d) The Borrower has full corporate power and authority to execute and perform the Financing Documents. The execution, delivery, and performance by the Borrower of the Financing Documents (i) have been duly authorized by all requisite action by the Borrower, (ii) do not violate any provision of law or regulation, and (iii) do not result in a breach of or constitute a default under any agreement or other instrument to which the Borrower or any Subsidiary is a party or which the Borrower or any Subsidiary is bound. Each of the Financing Documents constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms.

            (e) Except for the security interest created by this Agreement, the Borrower owns the Stock free and clear of all liens, charges, and encumbrances. The Stock is duly issued, fully paid and non-assessable, and the Borrower has the unencumbered right to pledge the Stock.

            (f) There is no action, arbitration, or other proceeding at law or in equity, or by or before any court, agency, or arbitrator, nor is there any judgment, order, or other decree pending, anticipated, or, to Borrower's knowledge, threatened against the Borrower or any Subsidiary or against any of their properties or assets which might reasonably be expected to have a material adverse effect on the Borrower, any Subsidiary, or their respective properties or assets, or which might reasonably be expected to call into question the validity or enforceability of the Financing Documents, or which might reasonably be expected to involve the alleged violation by the Borrower or any Subsidiary of any material law, rule or regulation.

            (g) No consent or other authorization or filing with or of any governmental authority or other public body on the part of the Borrower or any Subsidiary is required in connection with the Borrower's execution, delivery, or performance of the Financing Documents; or if required, all such prerequisites have been fully satisfied.

            (h) None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds of the Loan) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, or any regulations issued pursuant thereto.

            (i) The following are attached as exhibits hereto: true, correct and complete copies of (i) the Borrower's and the Bank's articles of incorporation or certificate of incorporation, respectively, as in effect as of the date here (as certified by the Delaware or Alabama Secretary of State, as appropriate);
(ii) certificates of existence for the Borrower and the Bank issued by the Delaware or Alabama Secretary of State, as appropriate; (iii) the bylaws of the Borrower in effect immediately prior to the adoption of the resolutions referred to below (and such bylaws have not been further altered or amended and have been in full force and effect at all times since the adoption of such resolutions through the date hereof); (iv) the bylaws of the Bank as of the date hereof; (v) resolutions (the "Resolutions") of the Board of Directors of the Borrower duly adopted by written consent in lieu of a meeting duly called and held on June 29, 2005. The Resolutions have been since adoption and are now in full force and effect and have not been modified in any respect. There have been no further amendments or other documents affecting or altering the Borrower's or the Bank's articles of incorporation or certificate of incorporation, respectively, since the date


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

of the certifications referred to above through the date hereof, and the Borrower and the Bank have remained in valid existence under the laws of the State of Alabama since such dates.

      3. Affirmative Covenants. The Borrower agrees that so long as the Note is outstanding or this Agreement is in effect:

            (a) The Borrower shall promptly furnish to the Lender: (i) not later than 120 days after the end of each fiscal year, audited consolidated financial statements of the Borrower prepared in accordance with generally accepted accounting principles ("GAAP") and certified by an independent accounting firm acceptable to the Lender, Ernst & Young LLP being hereby acknowledged as being acceptable to the Lender; (ii) not later than 30 days after the end of the respective semiannual period, copies of the semiannual reports filed by the Borrower with the Board of Governors of the Federal Reserve System; (iii) not later than 30 days after the end of each of the first three quarters of each year, copies of the Report of Condition and the Report of Income and Dividends of each of the Bank Subsidiaries; (iv) immediately after the occurrence of a material adverse change in the business, properties, condition, management, or prospects (financial or otherwise) of the Borrower or any Subsidiary, including, without limitation, imposition of any letter agreement, memorandum of understanding, cease and desist order, or other similar regulatory action involving the Borrower or any Subsidiary, a statement by the Borrower's chief executive officer or chief financial officer setting forth in reasonable detail such change and the action which the Borrower or any Subsidiary proposes to take with respect thereto; and (v) from time to time upon request of the Lender, such other information relating to the operations, business, condition, management, properties, or prospects of the Borrower or any Subsidiary as the Lender may request (including meetings with the Borrower's or Subsidiary's officers and upon the occurrence of an Event of Default, employees).

            (b) The Borrower and each Subsidiary shall punctually pay and discharge prior to their becoming delinquent (giving effect to all extensions) all taxes, assessments and other governmental charges or levies imposed upon it or upon its income or upon any of its property except to the extent being contested in good faith by appropriate proceedings and subject to adequate reserve to the extent required by GAAP.

            (c) The Borrower and each Subsidiary shall comply in all material respects with all requirements of constitutions, statutes, rules, regulations, and orders and all orders and decrees of courts and arbitrators applicable to it or its properties, and which the failure to comply with would have a material adverse effect on Borrower and its subsidiaries on a consolidated basis.

            (d) The Borrower shall immediately upon learning of the same notify the Lender of any change in the Chief Executive Officer, President, Chief Financial Officer or Chief Lending Officer of the Borrower or in the beneficial ownership of more than 2% of the Borrower's stock by any officer, director or 25% or greater shareholder of the Borrower.

      4. Negative Covenants. The Borrower agrees that so long as the Note is outstanding or this Agreement is in effect:

            (a) From the date hereof, the Borrower shall not permit the ratio of Tier 1 Capital to average total assets (the "Tier 1 Leverage Ratio") of the Borrower as of the end of any calendar year to be less than 7%.

            (b) From the date hereof, the Borrower shall not permit its Tier 1 Risk Based Capital Ratio as of the end of any calendar year to be less than 10%.

            (c) The Borrower shall not permit the Tier 1 Leverage Ratio of any of the Bank Subsidiaries as of the end of any calendar year to be less than 7%.

            (d) The Borrower shall not permit the Tier 1 Risk Based Capital Ratio of any of the Bank Subsidiaries as of the end of any calendar year to be less than 10%.


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

            (e) The Borrower shall not permit its Capital at any time during the term of this Agreement to be less than $28,500,000.

            (f) The Borrower shall not, and shall not permit any of the Bank Subsidiaries to, fail to comply at any time with any minimum capital requirement imposed by any of their federal or state regulators.

(g)  Borrower  shall not
permit the Weighted Average Return on Assets for either the Borrower or the Bank to be less than .80%, on an annualized basis, for each calendar quarter.

            (h) The Borrower shall not permit the allowance for loan and lease losses of any of the Bank Subsidiaries to be less than the sum of 1.00% of such Bank Subsidiary's gross loans for each calendar quarter.

            (i) The Borrower shall not permit (i) the net charge-offs of any of the Bank Subsidiaries to be .50% or more of the Bank Subsidiary's average loans at any calendar quarter end, or (ii) the Non-Performing Loans of any of the Bank Subsidiaries to be 1.50% or more of the Bank Subsidiary's gross loans at any calendar quarter end, or (iii) the Non-Performing Loans plus other real estate owned of any of the Bank Subsidiaries to be 1.50% or more of the Bank Subsidiary's total assets at any calendar quarter end.

            (j) The Borrower  shall not incur or permit to exist any  additional indebtedness or liability for borrowed money in an amount to exceed $250,000 other than to the Lender or a wholly-owned Subsidiary of the Borrower without prior Lender approval, except that this covenant shall not apply to deposits, repurchase agreements, federal funds borrowings, Federal Home Loan Bank advances, overdrafts, and other banking transactions entered into by a Subsidiary in the ordinary course of its business.

            (k) The Borrower shall not, directly or indirectly, become a guarantor of any obligation of, or an endorser of, or otherwise assume or become liable upon any notes, obligations, or other indebtedness of any other Person (other than Lender or a Subsidiary) in any amount except in connection with the depositing of checks in the normal and ordinary course of business.

            (l) Without the prior written approval of Lender, which approval shall not be unreasonably withheld, the Borrower shall not (i) transfer all or substantially all of its assets to, or consolidate or merge with, or acquire all or substantially all of the properties or capital stock of any other Person, or
(ii) permit any Bank Subsidiary to, transfer all or substantially all of its assets to or consolidate or merge with any other Person, or acquire all or substantially all of the properties or capital stock of any other Person, or create any Subsidiary or enter into any partnership or joint venture.

            (m) Without the prior written approval of Lender, which approval shall not be unreasonably withheld, the Borrower shall not permit any Subsidiary to issue, sell or otherwise dispose or part with control of any shares of any class of its stock (other than directors' qualifying shares) except to the Borrower or a wholly-owned Subsidiary of the Borrower or as a result of the pledge of stock to Lender.

            (n) Without the prior written approval of Lender, which approval shall not be unreasonably withheld, the Borrower shall not sell or otherwise dispose or part with control of any of the Stock or any other securities or indebtedness of any Subsidiary, and the Borrower shall not pledge or otherwise transfer or grant a security interest in any of the capital stock or other securities of any of its Subsidiaries other than to Lender.

            (o) The Borrower shall not, nor permit any Subsidiary to, pay dividends if the Loan is in Default or if the payment of such dividends would create a Default, other than dividends payable to the Borrower by a Subsidiary.


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

      5. Advances Under the Loan. The Lender shall not be obligated to make any advance of the Loan to the Borrower unless:

            (a) All representations and warranties of the Borrower contained in this Agreement or the Note shall be true in all respects on and as of the date of each advance of the Loan.

            (b) The Borrower and each Subsidiary shall have performed in all material respects all their agreements and obligations required by the Financing Documents.

            (c) No material adverse change shall have occurred in the Borrower's or any Subsidiary's condition (financial or otherwise), or in the business, properties, assets, liabilities, prospects, or management of the Borrower or any Subsidiary since the date of this Agreement.

            (d) No Default or event which, with the giving of notice or passage of time (or both), would constitute a Default under the terms of this Agreement shall have occurred.

            (e) All other matters incidental to the making of the Loan upon the terms and conditions set forth in the Financing Documents shall be satisfactory to the Lender.

      6. Default. A "Default" shall exist if any of the following occurs:
         -------

            (a) Failure of the Borrower punctually to make any payment of any amount payable, whether principal or interest or other amount, on any of the Liabilities, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration, or otherwise which failure shall continue for 15 days following notice from Lender.

            (b) Any statement, representation, or warranty of the Borrower made in any of the Financing Documents or at any time furnished by or on behalf of the Borrower to the Lender shall be false or misleading in any material respect as of the date made.

            (c) Failure of the Borrower punctually and fully to comply with (i) any of the covenants in Section 4 of this Agreement or (ii) any of the other covenants set forth in this Agreement if such failure under this clause (ii) is not remedied within 30 days after notice from the Lender to the Borrower.

            (d) The occurrence of a default under any other agreement to which the Borrower and the Lender are parties or under any other instrument executed by the Borrower in favor of the Lender which remains uncured after the expiration of any cure period provided by such agreement.

            (e) If the Borrower or any Subsidiary  becomes  insolvent as defined in the Delaware or Alabama Uniform Commercial Code, as applicable, or makes an assignment for the benefit of creditors; or if any action is brought by the Borrower or any Subsidiary seeking dissolution of the Borrower or such Subsidiary or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver, or other custodian for any of its property; or if the Borrower or any Subsidiary commences a voluntary case under the Federal Bankruptcy Code; or if any reorganization or arrangement proceeding is instituted by the Borrower or any Subsidiary for the settlement, readjustment, composition or extension of any of its debts upon any terms; or if any action or petition is otherwise brought by the Borrower or any Subsidiary seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature.

            (f) Any action is brought against the Borrower or any Subsidiary seeking dissolution of the Borrower or such Subsidiary or liquidation of any of its assets or seeking the appointment of a trustee, interim trustee, receiver, or other custodian for any of its property, and such action is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 60 days of the date upon which it was instituted; or any proceeding under the Federal Bankruptcy Code is instituted against the Borrower or any Subsidiary and
(i) an order for relief is entered in such proceeding or (ii) such proceeding


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

is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 60 days of the date upon which it was instituted; or any reorganization or arrangement proceeding is instituted against the Borrower or any Subsidiary for the settlement, readjustment, composition, or extension of any of its debts upon any terms, and such proceeding is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 60 days of the date upon which it was instituted; or any action or petition is otherwise brought against the Borrower or any Subsidiary seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature, or generally not paying its debts as they become due, and such action or petition is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 60 days of the date upon which it was brought.

            (g) The Borrower or any Subsidiary fails to make any payment due on any indebtedness of the Borrower or any Subsidiary which causes the acceleration of such indebtedness, or fails to perform or observe any other provision contained in any other indebtedness of the Borrower or any Subsidiary or in any agreement securing or relating to any indebtedness of the Borrower or any Subsidiary if such failure causes the acceleration of such indebtedness, and the amount of such indebtedness exceeds $100,000.

            (h) Any cease and desist or other order has been threatened, noticed, or entered against the Borrower or any Subsidiary by any bank or bank holding company regulatory agency or body, or the Borrower or any Subsidiary enters into any form of memorandum of understanding, plan of corrective action, or letter agreement with any such regulatory agency or body, or any other regulatory enforcement action is taken against the Borrower or any Subsidiary relating to the capitalization, management, or operation of the Borrower or any Subsidiary.

            (i) The Borrower or any Subsidiary is indicted or convicted or pleads guilty or nolo contendere to any charge that the Borrower or such Subsidiary has violated any drug, controlled substances, money laundering,
currency               reporting,                racketeering,                or
racketeering-influenced-and-corrupt-organization statute or regulations other forfeiture statute.

            (j) The Borrower ceases to own 100% of the issued and outstanding capital stock of the Bank or ceases to control any of the other Bank Subsidiaries.

      7. Remedies Upon Default. Upon the occurrence of a Default and, to the extent any applicable cure period relating to the condition underlying the Default is not required by the definition of Default to have already expired before a Default exists, the continuance of such Default beyond such cure period, the Lender shall be entitled, without limitation, to exercise the following rights at any time and from time to time, which the Borrower hereby agrees to be commercially reasonable:

            (a) declare any of the Liabilities due and payable, whereupon they immediately will become due and payable (notwithstanding any provisions to the contrary, and without presentment, demand, notice or protest of any kind (all of which are expressly waived by the Borrower));

            (b) (i) receive all amounts payable in respect of the Collateral otherwise payable to the Borrower; (ii) settle all accounts, claims, and controversies relating to the Collateral; (iii) transfer all or any part of the Collateral into the Lender's or any nominee's name; and (iv) execute all agreements and other instruments; bring, defend and abandon all actions and other proceedings; and take all actions in relation to the Collateral as the Lender in its sole discretion may determine;

            (c) enforce the payment of the Stock and exercise all of the rights, powers and remedies of the Borrower thereunder, including the exercise of all voting rights and other ownership or consensual rights of the Stock (but the Lender is not hereby obligated to exercise such rights), and in connection therewith the Borrower hereby appoints the Lender to be the Borrower's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner the Lender deems advisable for or against all matters submitted to a vote of shareholders, and such power-of-attorney is coupled with an interest and irrevocable;


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

            (d) sell, assign and deliver, or grant options to purchase, all or any part of or interest in the Collateral in one or more parcels, at any public or private sale at any exchange, any of the Lender's offices, or elsewhere, without demand of performance, advertisement, or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby expressly and irrevocably waived by the Borrower), for cash, on credit, or for other property, for immediate or future delivery without any assumption of credit risk, and for such price and on such terms as the Lender in its sole discretion may determine; the Borrower agrees that to the extent that notice of sale shall be required by law that at least five business days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification; the Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given; the Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned; the Borrower hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Loan or otherwise; at any such sale, unless prohibited by applicable law, the Lender may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption; and the Lender shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto;

            (e) appoint and dismiss managers or other agents for any of the purposes mentioned in the foregoing provisions of this Section 7, all as the Lender in its sole discretion may determine; and

            (f) generally, take all such other action as the Lender in its sole discretion may determine as incidental or conducive to any of the matters or powers mentioned in this Section 7 and which the Lender may or can do lawfully and use the name of the Borrower for such purposes and in any proceedings arising therefrom.

      8. Application of Proceeds. The proceeds of the public or private sale or other disposition of any Collateral hereunder shall be applied to (i) the costs incurred in connection with the sale, expressly including, without limitation, any costs under Section 11(a) hereof; (ii) any unpaid interest which may have accrued on any obligations secured hereby; (iii) any unpaid principal on any obligations secured hereby; and (iv) damages incurred by the Lender by reason of any breach secured against hereby, in such order as the Lender may determine, and any remaining proceeds shall be paid over to the Borrower or others as by law provided. If the proceeds of the sale or other disposition of the Stock are insufficient to pay all such amounts, the Borrower shall remain liable to the Lender for the deficiency.

      9. Additional Rights of Secured Parties. In addition to its other rights and privileges under this Agreement, the Lender may exercise from time to time any and all other rights and remedies available to a secured party when a debtor is in default under a security agreement as provided in the Uniform Commercial Code of Georgia, or available to the Lender under any other applicable law or in equity, including without limitation the right to any deficiency remaining after disposition of the Collateral. The Borrower shall pay all of the reasonable costs and expenses (including documented reasonable attorneys' fees) actually incurred by the Lender in enforcing its rights under this Agreement.

      10. Return of Stock to Borrower. Upon payment in full of all of the Liabilities and full performance by the Borrower of all covenants and other obligations under this Agreement, the Lender shall return to the Borrower (i) all of the then remaining Stock, (ii) all rights received by the Lender as agent for the Borrower as a result of its possessory interest in the Stock, and (iii) all additional collateral (if any) held by Lender pursuant to Section 1(b) above and release all right therein.

      11. Disposition of Stock by Agent. The Stock is not registered under the various federal or state securities laws and disposition thereof after Default may be subject to prior regulatory approval and may be restricted to one or more private (instead of public) sales in view of the lack of such registration.

The Borrower acknowledges that upon such disposition, the Lender may approach only a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Stock than if the Stock were registered pursuant to federal and state securities laws and sold on the open market. The Borrower, therefore, agrees that:

            (a) if the Lender shall, pursuant to the terms of this Agreement, sell or cause any of the Stock to be sold at a private sale, the Lender shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of companies in the banking industry (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of the Lender's action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

            (b) such reliance shall be conclusive evidence that the Lender has handled such disposition in a commercially reasonable manner.

      12. Borrower's Obligations Absolute. The obligations of the Borrower under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any other remedies against the Borrower or any other Person, nor against other security or liens available to the Lender or its successors, assigns or agents. The Borrower hereby waives any right to require that an action be brought against any other Person or require that resort be had to any security or to any balance of any deposit account or credit on the books of the Lender in favor of any other Person prior to any exercise of rights or remedies hereunder, or to require resort to rights or remedies of the Lender in connection with the Loan.

      13. Notices. Except as provided otherwise in this Agreement, all notices and other communications under this Agreement are to be in writing and are to be deemed to have been duly given and to be effective upon delivery to the party to whom they are directed. If sent by U.S. mail, first class, certified, return receipt requested, postage prepaid, and addressed to the Lender or to the Borrower at their respective addressees set forth below, such communications are deemed to have been delivered on the second business day after being so posted.

      If to the Lender:       Flag Bank
                              4365 River Green Parkway
                              Duluth, Georgia 30096
                              Attn: Peter G. Faser, Senior Vice President

      If to the Borrower:     Nexity Financial Corporation
                              3500 Blue Lake Drive, Suite 330
                              Birmingham, Alabama  35243
                              Attn: Greg L. Lee, Chairman and Chief Executive
                                        Officer

      with a copy to:         Balch & Bingham LLP
                              1901 Sixth Avenue North, Suite 2600
                              Birmingham, Alabama  35203
                              Attn: Michael D. Waters

      Either the Lender or the Borrower may, by written notice to the other, designate a different address for receiving notices under this Agreement; provided, however, that no such change of address will be effective until written notice thereof is actually received by the party to whom such change of address is sent.

      14. Binding Agreement. The provisions of this Agreement shall be construed
and  interpreted,   and  all  rights  and  obligations  of  the  parties  hereto determined, in accordance with the laws of the State of

Georgia. This Agreement, together with all documents referred to herein, constitutes the entire Agreement between the Borrower and the Lender with respect to the matters addressed herein and may not be modified except by a writing executed by the Lender and delivered by the Lender to the Borrower. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

      15. Participations. The Lender may, upon 30 days prior written notice to Borrower, grant participations in or sell, assign, transfer or otherwise dispose of all or any portion of the indebtedness of the Borrower outstanding pursuant to the Financing Documents. The Borrower hereby agrees that any holder of a participation in, and any assignee or transferee of, all or any portion of any amount owed by the Borrower under the Financing Documents, upon notice to Borrower, (i) shall be entitled to the benefits of the provisions of this Agreement as the Lender hereunder and (ii) may exercise any and all rights of the banker's lien, set-off or counterclaim with respect to any and all amounts owed by the Borrower to such assignee, transferee or holder as fully as if such assignee, transferee or holder had made the Loan in the amount of the obligation in which it holds a participation or which is assigned or transferred to it.

      16. Expenses. All reports and other documents or information furnished to the Lender under this Agreement shall be supplied by the Borrower without cost to the Lender. Further, the Borrower shall reimburse the Lender on demand for all out-of-pocket costs and expenses (including reasonable documented legal fees) actually incurred by the Lender in connection with the preparation, interpretation, operation, and enforcement of the Financing Documents or the protection or preservation of any right or claim of the Lender with respect to such agreements. The Borrower will pay all taxes (other than Lender's income taxes and taxes on capital or net worth imposed as an alternative to a tax based on income) (if any) in connection with the Financing Documents. The obligations of the Borrower under this section shall survive the payment of the Liabilities and the termination of this Agreement.

      17. Indemnification. In addition to any other amounts payable by the Borrower under this Agreement, the Borrower shall pay and indemnify the Lender from and against all claims, liabilities, losses, costs, and expenses
(including, without limitation, reasonable documented attorneys' fees and expenses) which the Lender may (other than as a result of the gross negligence or willful misconduct of the Lender) actually incur or be subject to as a consequence, directly or indirectly, of (i) any breach by the Borrower of any warranty, term or condition in, or the occurrence of any default under, any of the Financing Documents, including all fees or expenses resulting from the settlement (with the prior written approval of the Borrower) or defense of any claims or liabilities arising as a result of any such breach or default, (ii) the Lender's making, holding, or administering the Loan or the Collateral, (iii) allegations of participation or interference by the Lender in the management, contractual relations or other affairs of the Borrower or any Subsidiary, (iv) allegations that the Lender has joint liability with the Borrower or any Subsidiary for any reason, and (v) any suit, investigation, or proceeding as to which the Lender or such participant is involved as a consequence, directly or indirectly, of its execution of any of the Financing Documents, or any other event or transaction contemplated by any of the foregoing. The obligations of Borrower under this Section 17 shall survive the termination of this Agreement.

      18. Right to Set-Off. Upon the occurrence and during the continuance of a Default hereunder, the Lender, without notice or demand of any kind, may hold and set off against such of the Liabilities (whether matured or unmatured) as the Lender may elect any balance or amount to the credit of the Borrower in any deposit, agency, reserve, holdback or other account of any nature whatsoever maintained by or on behalf of the Borrower with the Lender at any of its offices, regardless of whether such accounts are general or special and regardless of whether such accounts are individual or joint. Any Person purchasing an interest in debt obligations under this Agreement held by the Lender may exercise all rights of offset with respect to such interest as fully as if such Person were a holder of debt obligations hereunder in the amount of such interest.

      19. Further Assurances. If at any time the Lender upon advice of its counsel shall determine that any further document shall be required to effect this Agreement and the transactions and other agreements contemplated thereby upon the terms contained herein and therein, the Borrower shall, and shall cause its Subsidiaries to, execute and deliver such document and otherwise carry out the purposes of this Agreement.

      20. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof shall be deemed separate, distinct, and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

      21. Binding Effect. All rights of the Lender under the Financing Documents shall inure to the benefit of its transferees, successors and assigns. All obligations of the Borrower under the Financing Documents shall bind its heirs, legal representatives, successors, and assigns.

      22. Definitions.
          -----------

            (a) "Bank Subsidiaries" means each banking Subsidiary of Borrower, now or hereafter in existence, including but not limited to the Bank.

            (b) "Capital" means all capital or all components of capital, other than any allowance for loan and lease losses and net of any intangible assets, as defined from time to time by the primary federal regulator of the Borrower, the Bank, or each of the other Bank Subsidiaries (as the case may be).

            (c) "Collateral" means and includes all property assigned or pledged to the Lender or in which the Lender has been granted security interest or to which the Lender has been granted security title, whether under any of the Financing Documents or any other agreement, instrument, or document, and the proceeds thereof.

            (d) "Financing Documents" means and includes this Agreement, the Note, and all other associated loan and collateral documents including, without limitation, all guaranties, suretyship agreements, stock powers, security agreements, security deeds, subordination agreements, exhibits, schedules, attachments, financing statements, notices, consents, waivers, opinions, letters, reports, records, assignments, documents, instruments, information and other writings related thereto, or furnished by the Borrower to the Lender in connection therewith or in connection with any of the Collateral, and any amendments, extensions, renewals, modifications or substitutions thereof or therefor.

            (e)   "Liabilities"   means  all  indebtedness,   liabilities,   and
obligations of the Borrower of any nature whatsoever which the Lender may now or hereafter have, own or hold, and which are now or hereafter owing to the Lender regardless of however and whenever created, arising or evidenced, whether now, heretofore or hereafter incurred, whether now, heretofore or hereafter due and payable, whether alone or together with another or others, whether direct or indirect, primary or secondary, absolute or contingent, or joint or several, and whether as principal, maker, endorser, guarantor, surety or otherwise, and also regardless of whether such Liabilities are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, including without limitation the Note and any amendments, extensions, renewals, modifications or substitutions thereof or therefor.

            (f) "Non-Performing Loans" means those loans on non-accrual status plus all other loans 90 days or more past due, less the government guaranteed portion of such Loans.

            (g) "Note" shall mean the grid promissory note dated the date hereof in the principal amount of $7,000,000 and any amendments, extensions, renewals, modifications, or substitutions thereof or therefor in effect at any particular time.

            (h) "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            (i) "Subsidiary" means each of the Bank Subsidiaries and each other corporation for which the Borrower has the power, directly or indirectly, to direct its management or policies or to vote 25% or more of any class of its voting securities.

            (j) "Tier 1 Capital" means Tier 1 capital as defined by the capital maintenance regulations of the primary federal bank regulatory agency of the Borrower or the relevant Bank Subsidiary, as the case may be.

            (k) "Tier 1 Risk Based Capital Ratio" means the ratio of Tier 1 Capital to total risk-weighted assets as defined by the capital maintenance regulations of the primary federal bank regulatory agency of the Borrower.

            (l) "Weighted Average Return on Assets" means (i) with respect to the Borrower, its net income for the previous calendar year plus the amount of any interest payments by it during the previous calendar year on the Loan, divided by its average assets during the previous calendar year, and (ii) with respect to any Bank Subsidiary, its net income for the previous calendar year divided by its average assets during the previous calendar year.

            (m) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in effect from time to time.

                  (Remainder of page left blank intentionally)

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands and affixed their seals by and through their duly authorized officers, as of the day and year first above written.

                                    BORROWER:

                                        NEXITY FINANCIAL CORPORATION


                                        By: ____________________________________
                                                Greg L. Lee
                                                Chairman and Chief Executive
                                                Officer


                                        Attest: ________________________________
                                                David E. Long
                                                President

                                                     [CORPORATE SEAL]

      I hereby certify that the representation and warranty contained in Section 2(i)(v) of this Agreement is true and correct in all material respects.


                                        ________________________________________
                                        Greg L. Lee
                                        Secretary

                                     LENDER:

                                        FLAG BANK


                                        By: ____________________________________
                                                Peter G. Faser
                                                Senior Vice President

                                                       [BANK SEAL]

                                    EXHIBIT A

                            ARTICLES OF INCORPORATION
                                       OF
                          NEXITY FINANCIAL CORPORATION

                                    EXHIBIT B

                            CERTIFICATE OF EXISTENCE
                                       OF
                          NEXITY FINANCIAL CORPORATION

                                    EXHIBIT C

                                     BYLAWS
                                       OF
                          NEXITY FINANCIAL CORPORATION

                                    EXHIBIT D

                                   RESOLUTIONS
                                       OF
                          NEXITY FINANCIAL CORPORATION

                        RESOLUTIONS OF BOARD OF DIRECTORS
                                       OF
                          NEXITY FINANCIAL CORPORATION

            RESOLVED, that the Company is authorized to borrow $7,000,000 (the "Loan") from Flag Bank (the "Lender") upon such terms and conditions as the authorized officers of the Company, or any one of them, shall approve, such approval to be conclusively evidenced by the execution and delivery of a loan and stock pledge agreement between the Company and the Lender concerning the Loan (the "Loan Agreement"); and

            RESOLVED, that the Company is authorized to pledge 513 shares of the common stock of Nexity Bank, 3500 Blue Lake Drive, Suite 330, Birmingham, Alabama 35243 as collateral for the Loan; and

            RESOLVED, that the Chairman and Chief Executive Officer of the Company, Greg E. Lee, is authorized to execute and deliver, on behalf of the Company, the Loan Agreement, the Note, stock powers, certificates, agreements and other documents to be executed and delivered to the Lender by the Company pursuant to and in connection with the Loan (collectively, the "Loan Documents"), all in such form as the Chairman and Chief Executive Officer executing same shall deem to be in the best interests of the Company, with the authority to determine such form being conclusively evidenced by the Chairman and Chief Executive Officer's execution thereof; and

            RESOLVED, that the President of the Company, David E. Long, is authorized and directed to countersign or attest the signature of the Chairman and Chief Executive Officer on the Loan Agreement and the other Loan Documents and to affix the corporate seal of the Company thereto (provided that no countersignature, attestation, or seal shall be required to make any such document effective, valid, binding or enforceable); and

            RESOLVED, that the Company is authorized to make payments of interest and principal and to perform all obligations of the Company with respect to the Loan; and

            RESOLVED, that any act taken or deed done by any officer or agent of the Company in accordance with these resolutions or to facilitate the transactions contemplated by these resolutions is hereby approved, ratified and confirmed; and that the officers and agents of the Company are authorized to take and do such further acts and deeds, and to execute and deliver, for and in the name of the Company, such other documents, papers and instruments as they deem necessary, appropriate, advisable or required in order to effectuate the purpose and intent of these resolutions and to consummate the transactions contemplated by these resolutions, and the taking of any such acts and deeds, and the executions and delivery of any such documents, papers and instruments is hereby ratified and approved; and

            RESOLVED, that the President of the Company is authorized to countersign or attest the signature of another officer under any and all such agreements, documents, papers and instruments and to affix the corporate seal thereto and to attest the same (provided that no countersignature, attestation or seal shall be required to make any such document effective, valid, binding or enforceable), and the Secretary of the Company is further authorized and empowered to certify to the passage of the foregoing resolutions.

      RESOLVED, that a copy of this Unanimous Consent to Action shall be placed in the Company's minute book.

                                    EXHIBIT E

                          CERTIFICATE OF INCORPORATION
                                       OF
                                   NEXITY BANK

                                    EXHIBIT F

                            CERTIFICATE OF EXISTENCE
                                       OF
                                   NEXITY BANK

                                    EXHIBIT G

                                     BYLAWS
                                       OF
                                   NEXITY BANK